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                                                                    EXHIBIT 10.4

          BORROWER PLEDGE AND SECURITY AGREEMENT, DATED AS OF FEBRUARY
             20, 2002, MADE BY EACH DOMESTIC SUBSIDIARY OF AMERICAN
            ACHIEVEMENT CORPORATION FROM TIME TO TIME PARTY HERETO IN
          FAVOR OF THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT FOR
                EACH OF THE SECURED PARTIES (AS DEFINED THEREIN)

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                     BORROWER PLEDGE AND SECURITY AGREEMENT

     This BORROWER PLEDGE AND SECURITY AGREEMENT, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "AGREEMENT"), is made by AMERICAN ACHIEVEMENT CORPORATION (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "GRANTOR"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor (as the Borrower), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor; and

     WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "AGREEMENT" is defined in the PREAMBLE.

     "COLLATERAL" is defined in SECTION 2.1.

     "COLLATERAL ACCOUNT" is defined in CLAUSE (b) of SECTION 4.3.

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     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

               (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

               (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

               (c) all firmware associated therewith;

               (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (b) through (c); and

               (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "CONTROL AGREEMENT" means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts).

     "COPYRIGHT COLLATERAL" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in ITEM A of SCHEDULE V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all non-cash dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral, but excluding Dividends.

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     "DIVIDENDS" means cash dividends and cash distributions with respect to any
Capital Securities constituting Collateral that are not a liquidating dividend.

     "GOLD CONSIGNOR" means The Bank of Nova Scotia, in its capacity as consignor under the Gold Consignment Agreement (or its Affiliates in such capacity).

     "GRANTOR" is defined in the PREAMBLE.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "PATENT COLLATERAL" means:

             (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in ITEM A of
     SCHEDULE III hereto;

             (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

             (c) all patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in CLAUSES (a) and
     (b) above, including each patent license referred to in ITEM B of SCHEDULE III hereto; and

             (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

     "PLEDGED NOTE" means a promissory note payable to the Grantor, in form and substance satisfactory to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with CLAUSE (c) of SECTION 4.7, together with any notes delivered in extension or renewal thereof or substitution therefor.

     "RECEIVABLES" is defined in CLAUSE (c) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (c) of SECTION 2.1.

     "RESTRICTED ASSET" is defined in SECTION 2.1.

     "SECURED PARTY" means, collectively, (i) each of the Secured Parties, as such term is defined in the Credit Agreement and (ii) the Gold Consignor.

     "SECURITIES ACT" is defined in CLAUSE (a) of SECTION 6.2.

     "SPECIFIED EVENT" means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

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     "TERMINATION DATE" means the date on which (i) all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated and (ii) all obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) arising under or in connection with the Gold Consignment Agreement (and related documents and instruments) have been paid in full in cash and all commitments of the Gold Consignor thereunder have terminated.

     "TRADEMARK COLLATERAL" means:

             (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in ITEM A of SCHEDULE IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "TRADEMARK");

             (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in ITEM B of SCHEDULE IV hereto;

             (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSE (a) and, to the extent applicable, CLAUSE (b);

             (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in CLAUSE (a) and, to the extent applicable, CLAUSE (b); and

             (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret

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license referred to in SCHEDULE VI hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble, recitals, schedules and exhibits, have the meanings provided in the Credit Agreement.

     SECTION 1.3. UCC DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble, recitals, schedules and exhibits, with such meanings.

                                   ARTICLE II
                                SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all assets, including without limitation all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the "COLLATERAL"):

                  (a) (i) all investment property in which the Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in SCHEDULE I hereto) and (ii) all other Capital Securities which are interests in limited liability companies or partnerships in which the Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in ITEM A of SCHEDULE I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing CLAUSES (a)(i) and (a)(ii);

                  (b) all goods, including all equipment (including any equipment that is or may constitute a fixture) and inventory in all of its forms of the Grantor;

                  (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes (including Pledged Notes described in ITEM B of SCHEDULE I) and general intangibles (including tax refunds and all payment intangibles) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (all of the foregoing collectively referred to as the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the "RELATED CONTRACTS");

                  (d) all Intellectual Property Collateral of the Grantor;

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                  (e) all deposit accounts (including the Collateral Account) of the Grantor and all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest and earnings in respect thereof;

                  (f) all of the Grantor's letter of credit rights;

                  (g) all commercial tort claims in which the Grantor has rights (including as a plaintiff), as set forth on ITEM F of SCHEDULE II hereto;

                  (h) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                  (i) all of the Grantor's other property and rights of every kind and description and interests therein; and

                  (j) all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a) through (i), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) the Grantor's real property leaseholds; (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder (the "RESTRICTED ASSETS"), PROVIDED that this clause shall not limit the grant of any security interest in any proceeds of any Restricted Asset or any Restricted Asset to the extent that the UCC or any other applicable law provides that such grant of security interest is effective irrespective of any prohibitions to such grant provided in the underlying contract, instrument, license or other document; and (iii) Capital Securities of a Foreign Subsidiary in excess of 65% of the total combined voting power of all Capital Securities of such Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from the Grantor); PROVIDED, that, if any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive or guidelines of any Governmental Authority could reasonably be expected to reduce the amount of United States federal income tax that would otherwise be payable by the Grantor if it pledged more than 65% of such combined voting power, then the Administrative Agent or the Required Lenders may require the Grantor to pledge more than 65% of the Capital Securities of such Foreign Subsidiary.

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     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral in
which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantor secures the payment of all Obligations now or hereafter existing.

     SECTION 2.3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

                  (a) the Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

                  (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any contracts or agreements included in the Collateral; and

                  (c) no Secured Party will have any obligation or liability (other than as a result of such Secured Party's gross negligence or willful misconduct) under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.4. DIVIDENDS ON PLEDGED SHARES. In the event that any Dividend with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement), such Dividend or payment may be paid directly to the Grantor. If any Dividend or payment is paid in contravention of Section 7.2.6 of the Credit Agreement, then the Grantor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with SECTION 4.1.5 hereto.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties (other than the Gold Consignor) to enter into the Credit Agreement and make Credit Extensions thereunder, to induce Secured Parties (other than the Gold Consignor) to enter into Rate Protection Agreements, and to induce the Gold Consignor to continue its obligations under the Gold Consignment Agreement, the Grantor represents and warrants to each Secured Party as set forth below.

     SECTION 3.1. AS TO CAPITAL SECURITIES OF THE SUBSIDIARIES. With respect to any Subsidiary of the Grantor that is

                  (a) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

                  (b) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii)

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expressly provide that such Capital Securities are a security governed by
Article 8 of the UCC, (iii) are held in a securities account or (iv) are represented by a certificate.

The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by the Grantor hereunder as of the Closing Date is as set forth on SCHEDULE I hereto.

     SECTION 3.2. GRANTOR NAME, ETC. The Grantor's jurisdiction of incorporation is Delaware. The Grantor does not have any trade names other than those set forth in ITEM A of SCHEDULE II hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto (other than Commemorative Brands Holding Corp.), nor has the Grantor been the subject of any merger or other corporate reorganization. During the four months preceding the date hereof, the Grantor's equipment and inventory (if any) has been located at the places set forth in ITEM B of SCHEDULE II hereto. The Grantor's federal taxpayer identification number and organizational identification number are (and, during the four months preceding the date hereof, the Grantor has not had a federal taxpayer identification number or organizational identification number different from that) set forth in ITEM C of SCHEDULE II hereto. If the Collateral of the Grantor includes any inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the California UCC. The Grantor is not a party to any federal, state or local government contract which is part of the Collateral except as set forth in ITEM D of
SCHEDULE II hereto. The Grantor does not maintain any deposit accounts with any Person except as set forth in ITEM E of SCHEDULE II hereto. As of the Closing Date, the Grantor has rights with respect to the commercial tort claims set forth on ITEM F of SCHEDULE II hereto.

     SECTION 3.3. OWNERSHIP, NO LIENS, ETC. The Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Agreement and (b) in the case of Collateral other than any investment property (including Capital Securities), permitted by Section 7.2.3 of the Credit Agreement. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Agreement or those filed in connection with Liens permitted by Section 7.2.3 of the Credit Agreement or as to which a termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date. The Grantor does not own any Restricted Assets that would impair, in any material respect, the Administrative Agent's ability to sell or otherwise transfer the Grantor's business as a going concern.

     SECTION 3.4. POSSESSION OF INVENTORY, ETC. The Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) inventory in transit in the ordinary course of business, (b) instruments or promissory notes that have been delivered to the Administrative Agent pursuant to SECTION 3.5 or (c) as otherwise permitted hereunder.

     SECTION 3.5. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments, promissory notes (including Pledged Notes) and chattel paper owned or held by the Grantor on the Closing Date.

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     SECTION 3.6. INTELLECTUAL PROPERTY COLLATERAL. With respect to any
Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world;

                  (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                  (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and Taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

     SECTION 3.7. VALIDITY, ETC. This Agreement creates a valid security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral as security for the Obligations. The Administrative Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Patent Security Agreement, the Trademark Security Agreement, and the Copyright Security Agreement, as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the Filing Statements described in SCHEDULE VII hereto and, with respect to Patent Collateral, Trademark Collateral and Copyright Collateral hereafter existing and not covered by a Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as applicable, the recording in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other Liens permitted pursuant to Section 7.2.3 of the Credit Agreement and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or

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desirable to perfect and protect such security interest have been duly taken, except for the Administrative Agent's having possession of instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in SECTION 3.8 hereof.

     SECTION 3.8. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

                  (a) for the grant by the Grantor of the security interest granted hereby, the pledge by the Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Agreement by the Grantor;

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder except (A) the filing under the UCC as in effect in the applicable jurisdiction of the Filing Statements described in SCHEDULE VII hereto, (B) with respect to the perfection of the security interest created hereby in Patent Collateral, Trademark Collateral and Copyright Collateral in the United States, for the recording of the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, as applicable, in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Patent Collateral, Trademark Collateral and Copyright Collateral, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patent Collateral, Trademark Collateral and Copyright Collateral, and (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "MOTOR VEHICLES"), for the submission of an appropriate application requesting that the Lien of the Administrative Agent be noted on the certificate of title or ownership, completed and authenticated by the Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency; or

                  (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, or, except with respect to any securities issued by a Subsidiary of the Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally and the remedies in respect of the Collateral pursuant to this Agreement.

                                   ARTICLE IV
                                    COVENANTS

     The Grantor covenants and agrees that, until the Termination Date, it will perform, comply with and be bound by the obligations set forth below.

     SECTION 4.1. AS TO INVESTMENT PROPERTY, ETC.

          SECTION 4.1.1 CAPITAL SECURITIES OF SUBSIDIARIES. The Grantor will not allow any of its Subsidiaries that is

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                  (a) a corporation, business trust, joint stock company or
similar Person, to issue uncertificated securities; and

                  (b) a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, (iii) place such Subsidiaries' Capital Securities in a securities account or (iv) cause such Subsidiaries' Capital Securities to be represented by a certificate.

          SECTION 4.1.2 INVESTMENT PROPERTY (OTHER THAN CERTIFICATED SECURITIES). With respect to any investment property (other than certificated securities) owned by the Grantor, the Grantor will cause a Control Agreement relating to such investment property to be executed and delivered by the Grantor and the applicable financial intermediary in favor of the Administrative Agent.

          SECTION 4.1.3 STOCK POWERS, ETC. The Grantor agrees that all certificated securities delivered by the Grantor pursuant to this Agreement will be accompanied by undated stock powers duly executed in blank, or other equivalent instruments of transfer acceptable to the Administrative Agent.

          SECTION 4.1.4 CONTINUOUS PLEDGE. The Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all Collateral, all payment intangibles to the extent they are evidenced by a document, instrument, promissory note (including a Pledged Note) or chattel paper and are, when aggregated with all other such Collateral of each Subsidiary Guarantor, in an aggregate face amount of more than $50,000, and all interest and principal with respect to the payment intangibles, and all proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral. The Grantor agrees that it will, promptly following receipt, deliver to the Administrative Agent possession of all originals of negotiable documents, instruments, promissory notes (including Pledged Notes) and chattel paper that it acquires following the Closing Date.

          SECTION 4.1.5 VOTING RIGHTS; DIVIDENDS, ETC. The Grantor agrees:

               (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on payment intangibles, and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

               (b) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and upon request therefor by the Administrative Agent, so long as such Specified Event shall continue, with respect to Collateral

                                       12
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consisting of general partner interests or limited liability company interests, to cause modifications to the respective Organic Documents to admit the Administrative Agent as a general partner or member, respectively; and

               (c) immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified the Grantor of the Administrative Agent's intention to exercise its voting power under this clause,

                    (i) that the Administrative Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                    (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by the Grantor but which the Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (b), the Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; PROVIDED that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

     SECTION 4.2. CHANGE OF NAME, ETC. The Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Administrative Agent. In addition, the Grantor shall supplement the information contained in SCHEDULE II hereto on the Compliance Certificate on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, including any changes to the information set forth in SECTION 3.2.

     SECTION 4.3. AS TO RECEIVABLES; COLLATERAL ACCOUNT.

                  (a) The Grantor shall have the right to collect all Receivables so long as no Specified Event shall have occurred and be continuing.

                  (b) Upon (i) the occurrence and continuance of a Specified Event and (ii) the delivery of written notice by the Administrative Agent to the Grantor, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit into a deposit account (the "COLLATERAL ACCOUNT") of the Grantor maintained with the

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Administrative Agent (or such other institution which has executed and delivered to the Administrative Agent a "lockbox" agreement in form and substance and satisfactory to the Administrative Agent), and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

                  (c) Following the delivery of notice pursuant to CLAUSE
(b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

                  (d) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and
(iii) the Administrative Agent shall have the sole right of withdrawal over the amounts deposited in such Collateral Account.

     SECTION 4.4. AS TO COLLATERAL.

                  (a) Subject to CLAUSE (b), the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

                  (b) At any time following the occurrence and during the continuance of a Specified Event, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of the Grantor set forth in CLAUSE (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                  (c) Upon request of the Administrative Agent following the occurrence and during the continuance of a Specified Event, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

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

                  (d) The Grantor hereby authorizes the Administrative Agent to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.5. AS TO INTELLECTUAL PROPERTY COLLATERAL. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

                  (a) the Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in CLAUSES
(i), (ii) and (iii), the Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to the Grantor, or (y) have a valid business purpose to do otherwise;

                  (b) the Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                  (c) in no event will the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to Section 7.1.8 of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral;

                  (d) the Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to Section 7.1.8 of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSE (a) or (b)); and

                  (e) the Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of such item of Intellectual Property Collateral.

     SECTION 4.6. BAILEES. With respect to Collateral that is in the possession of any landlord, refinery, consignee, warehouseman, bailee, agent or processor, upon the request of the Administrative Agent, the Grantor shall promptly upon such request use its best efforts to enter into a landlord, refinery, consignee, warehouseman, bailee, agent or processor arrangement (including but not limited to a waiver of any Lien held by such Person against such Collateral) in form and substance reasonably satisfactory to the Administrative Agent. Upon the request of the Administrative Agent, the Grantor shall provide warehouse receipts or bailee letters reasonably satisfactory to the Administrative Agent prior to the commencement of such storage with any such Person. The Grantor shall, upon the request of the Administrative Agent, notify any such landlord, refinery, consignee, warehouseman, bailee, agent, processor or other Person of the security interest created hereby and shall instruct such Person to hold all such Collateral for the account of the Administrative Agent subject to the instructions of the Administrative Agent.

     SECTION 4.7. FURTHER ASSURANCES, ETC. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

                  (a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Specified Event promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Account or Receivable shall be evidenced by an instrument, negotiable document, promissory note or chattel paper, deliver and pledge to the Administrative Agent hereunder such instrument, negotiable document, promissory note or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (b) file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                  (c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to promissory notes (including Pledged Notes), and all proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral;

                  (d) except as permitted by the terms of the Credit Agreement, not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any payment intangible or other instrument constituting Collateral;

                  (e) not acquire any Restricted Assets (or acquire a series of related Restricted Assets) if such acquisition (or series of related acquisitions) would impair, in any material respect, the Administrative Agent's ability to sell or otherwise transfer the Grantor's business as a going concern;

                  (f) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;

                  (g) not permit any items of equipment to become fixtures to real estate other than real estate subject to a Mortgage or real estate owned by a landlord that has signed a landlord's waiver in form and substance satisfactory to the Administrative Agent (for its own benefit and on behalf of the Secured Parties);

                  (h) not adjust, settle or compromise any account, or release wholly or partly any party or obligation thereof, or allow any credit or discount thereon (collectively an "ADJUSTMENT"), unless (i) the Administrative Agent grants its consent prior to any such Adjustment which consent shall not be unreasonably withheld or delayed or (ii) such Adjustment is made in the ordinary course of business of the Grantor and is for an amount not in excess of $50,000 (provided that no such Adjustment may be made without the prior written consent of the Administrative Agent during the continuance of a Specified Event);

                  (i) do all things reasonably requested by the Administrative Agent in order to enable the Administrative Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of deposit accounts, accounts and letter of credit rights) over any Collateral; and

                  (j) promptly notify the Administrative Agent if the Grantor believes it has rights in respect of any amounts in a commercial tort claim and the Grantor shall take all action reasonably requested by the Administrative Agent to perfect the Administrative Agent's security interest in such commercial tort claim.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. The Grantor agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 4.8. FILING REQUIREMENTS. None of the Collateral (other than motor vehicles not having a market value in excess of $75,000 in the aggregate) is covered by any certificate of title. Upon request of the Administrative Agent, the Grantor shall promptly deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of such Collateral and shall cause the Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership. None of the Collateral is of a type in which security interests or liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except for Collateral described on the schedules to any Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement. The Grantor shall promptly notify the Administrative Agent in writing upon acquiring any interest hereafter in any property which constitutes "Collateral" under this Agreement and which is of a type where a security interest or lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

                                   ARTICLE V
                            THE ADMINISTRATIVE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to SECTION 4.6).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to SECTION 6.4.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

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                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Specified Event shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                         (i) require the Grantor to, and the Grantor hereby
agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                         (ii) without notice except as specified below, sell the
Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied by the Administrative Agent against all or any part of the Obligations as follows:

                         (i) FIRST, to the payment of any amounts payable to the
Administrative Agent, in its capacity as Administrative Agent, pursuant to
Section 10.3 of the Credit Agreement and SECTION 6.4;

                         (ii) SECOND, to the equal and ratable payment of the
Obligations, applied as to each Secured Party: (A) first to fees then due to such Secured Party, (B) then to interest due to such Secured Party, (C) then to the Cash Collateralization of all Letter of Credit Outstandings, (D) then to principal amounts owing to, or to reduce the "credit exposure" of, such Secured Party with respect to the Loans or the Gold Consignment Agreement, or under such Rate Protection Agreement, as the case may be, and (E) then to the remaining outstanding Obligations, including, without duplication of any amounts paid pursuant to this clause, to the

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amounts owing pursuant to Section 10.4 of the Credit Agreement and Sections 26
and 33 of the Gold Consignment Agreement; and

                         (iii) THIRD, to the Grantor or to whomsoever may be
lawfully entitled to receive such surplus.

For purposes of this Agreement, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

                  (c) The Administrative Agent may

                         (i) transfer all or any part of the Collateral into the
name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                         (ii) notify the parties obligated on any of the
Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                         (iii) enforce collection of any of the Collateral by
suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                         (iv) endorse any checks, drafts, or other writings in
the Grantor's name to allow collection of the Collateral,

                         (v) take control of any proceeds of the Collateral, and

                         (vi) execute (in the name, place and stead of the
Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to SECTION 6.1, the Grantor agrees that, upon request of the Administrative Agent, the Grantor will, at its own expense:

                  (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each issuer of the Capital Securities contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Capital Securities under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

                  (b) use its best efforts to exempt such Capital Securities under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Capital Securities, as requested by the Administrative Agent;

                  (c) cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of such Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Grantor to perform any of the covenants contained in this Section and consequently agrees that, if the Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of such Collateral on the date the Administrative Agent shall demand compliance with this Section.

     SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. The Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. EXPENSES. The Grantor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

                         (i) the administration of each Loan Document,

                         (ii) the custody, preservation, use or operation of, or
the sale of, collection from, or other realization upon, any of the Collateral,

                         (iii) the exercise or enforcement of any of the rights
of the Administrative Agent or the Secured Parties hereunder, and

                         (iv) the failure by the Grantor to perform or observe
any of the provisions hereof.

     SECTION 6.5. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at its option, perform any act which the Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 7.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; PROVIDED that the Grantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Grantor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and by the Gold Consignor and the Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.4. NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement, or if to the Gold Consignor to the address or facsimile number set forth in the Gold Consignment Agreement or at such other address or facsimile number as may be designated by such Person in a notice to the other party (and to the Gold Consignor). Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.5. RELEASE OF LIENS. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of CLAUSE (a)) or (ii) all Collateral (in the case of CLAUSE (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, such Collateral (in the case of CLAUSE (a)) or all Collateral (in the case of CLAUSE (b)) held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 7.6. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.7. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions thereof.

     SECTION 7.8. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 7.10. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   AMERICAN ACHIEVEMENT CORPORATION

                                   By: /s/ Sherice P. Bench
                                      ------------------------------------------
                                      Name:   Sherice P. Bench
                                      Title:  Chief Financial Officer

                                   THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent

                                   By:   /s/ Jerome Noto
                                      ------------------------------------------
                                      Name:   Jerome Noto
                                      Title:  Director

                                                                      SCHEDULE I
                                       to Borrower Pledge and Security Agreement

ITEM A.       CAPITAL SECURITIES

                                                    STOCK CERTIFICATE    AUTHORIZED  OUTSTANDING     NUMBER OF        % OF SHARES
ISSUER (CORPORATE)                 CLASS OF STOCK        NUMBER            SHARES      SHARES         SHARES            PLEDGED
------------------                 --------------        ------            ------      ------         ------            -------
Commemorative Brands, Inc.             Common               22            75,000        375,985       375,985            100%

                                                                                        460,985
Commemorative Brands, Inc.           Series B                            750,000      (Series B       460,985            100%
                                    Preferred             B-28        (Preferred)     Preferred)

Taylor Senior Holding Corp.         Preferred               10             1,000          1,000         1,000            100%

Taylor Senior Holding Corp.            Common               10             1,000          1,000         1,000            100%

Educational Communications, Inc.       Common               46             1,000          1,000         1,000            100%

ITEM B.       PLEDGED NOTES

                                                                                                        ORIGINAL PRINCIPAL
              NAME OF MAKER                             DESCRIPTION                                           AMOUNT
              -------------                             -----------                                           ------
Taylor Publishing Company                      Intercompany Revolving Note (Nova Scotia)                   $40,000,000

Commemorative Brands, Inc.                     Intercompany Revolving Note (Nova Scotia)                   $40,000,000

Educational Communications, Inc.               Intercompany Revolving Note (Nova Scotia)                   $40,000,000

                                                                     SCHEDULE II
                                       to Borrower Pledge and Security Agreement

Item A.           Trade Names

                  [None]

Item B.           Location of Inventory, Equipment

                  7211 Circle S Road, Austin, TX 78745

Item C.           Federal Taxpayer Identification Number

                  13-4126506

                  Organizational Number

                  3251589

Item D.           Government Contracts

                  [None]

Item E.           Deposit Accounts

                  [To be provided by company]

Item F.           Commercial Tort Claims

                  [To be provided by company]

                                                                    SCHEDULE III
                                       to Borrower Pledge and Security Agreement

Item A. PATENTS
        -------

     ISSUED PATENTS
     --------------

    COUNTRY        PATENT NO.     ISSUE DATE     INVENTOR(S)        TITLE
    -------        ----------     ----------     -----------        -----


                           PENDING PATENT APPLICATIONS
                           ---------------------------

    COUNTRY        SERIAL NO.     FILING DATE    INVENTOR(S)        TITLE
    -------        ----------     -----------    -----------        -----


                       PATENT APPLICATIONS IN PREPARATION

    COUNTRY        PATENT NO.     ISSUE DATE     INVENTOR(S)        TITLE
    -------        ----------     ----------     -----------        -----


Item B. PATENT LICENSES
        ---------------

     COUNTRY OR                          EFFECTIVE    EXPIRATION      SUBJECT
     TERRITORY   LICENSOR    LICENSEE      DATE          DATE          MATTER
     ----------  --------    --------    ---------    ----------      -------


                                                                     SCHEDULE IV
                                       to Borrower Pledge and Security Agreement

Item A. TRADEMARKS

                              REGISTERED TRADEMARKS
                              ---------------------

    COUNTRY        TRADEMARK      REGISTRATION NO.       REGISTRATION DATE
    -------        ----------     ----------------       -----------------

                         PENDING TRADEMARK APPLICATIONS
                         ------------------------------

     COUNTRY       TRADEMARK      SERIAL NO.             FILING DATE
    -------        ----------     ----------------       -----------------


                      TRADEMARK APPLICATIONS IN PREPARATION
                      -------------------------------------

                                                    EXPECTED        PRODUCTS/
   COUNTRY         TRADEMARK      DOCKET NO.       FILING DATE      SERVICES
   --------        ----------     ----------       -----------      --------



Item B. TRADEMARK LICENSES
        ------------------

      COUNTRY                                           EFFECTIVE   EXPIRATION
     TERRITORY     TRADEMARK    LICENSOR    LICENSEE       DATE        DATE
     ---------     ---------    --------    --------    ---------   ----------

                                                                      SCHEDULE V
                                       to Borrower Pledge and Security Agreement

Item A. COPYRIGHTS/MASK WORKS
        ---------------------

                        REGISTERED COPYRIGHTS/MASK WORKS
                        --------------------------------

    COUNTRY    REGISTRATION NO.   REGISTRATION DATE      AUTHOR(S)        TITLE
    -------        ----------     ----------------       --------         -----


              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS
              -----------------------------------------------------

    COUNTRY       SERIAL NO.         FILING DATE         AUTHOR(S)        TITLE
    -------       ----------         -----------         ---------        -----


          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION
          ------------------------------------------------------------

                                      EXPECTED
    COUNTRY       DOCKET NO.         FILING DATE         AUTHOR(S)        TITLE
    -------       ----------         -----------         ---------        -----


Item B. COPYRIGHT/MASK WORK LICENSES
        ----------------------------

    COUNTRY OR
     EFFECTIVE    EXPIRATION       SUBJECT
     TERRITORY     LICENSOR        LICENSEE         DATE         DATE     MATTER
    ----------    ----------       --------         ----         ----     ------

                                                                     SCHEDULE VI
                                       to Borrower Pledge and Security Agreement

                        TRADE SECRET OR KNOW-HOW LICENSES

                                                                    SCHEDULE VII
                                       to Borrower Pledge and Security Agreement

                                FILING STATEMENTS

                                                                       EXHIBIT A
                                       to Borrower Pledge and Security Agreement

                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT, dated as of ________ __, 200_ (this "SECURITY AGREEMENT"), is made by AMERICAN ACHIEVEMENT CORPORATION (formerly known as Commemorative Brands Holding Corp.) (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor (as the Borrower), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

          DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

          GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "PATENT COLLATERAL"):

               all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in ITEM A of
     SCHEDULE I attached hereto;

               all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

               all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in CLAUSES
     (a) and (b) above, including each patent license referred to in ITEM B of
     SCHEDULE I attached hereto; and

               all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

     SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     RELEASE OF LIENS. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of CLAUSE (i)) or (B) all Patent Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                                   EXHIBIT A

               COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   AMERICAN ACHIEVEMENT CORPORATION

                                   By: /s/  Sherice P. Bench
                                      -----------------------------------------
                                       Name:  Sherice P. Bench
                                       Title:

                                   THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent

                                   By: /s/ Jerome Noto
                                      -----------------------------------------
                                       Name:  Jerome Noto
                                       Title: Director

                                   EXHIBIT A

                                             SCHEDULE I
                                             to Patent Security Agreement

Item A.  PATENTS
         -------


   ISSUED PATENTS
   --------------

   COUNTRY     PATENT NO.      ISSUE DATE     INVENTOR(S)       TITLE
   -------     ----------      ----------     -----------       -----


                        PENDING PATENT APPLICATIONS
                        ---------------------------

   COUNTRY     SERIAL NO.     FILING DATE     INVENTOR(S)       TITLE
   -------     ----------     -----------     -----------       -----


                    PATENT APPLICATIONS IN PREPARATION
                    ----------------------------------

   COUNTRY     PATENT NO.      ISSUE DATE     INVENTOR(S)       TITLE
   -------     ----------      ----------     -----------       -----


Item B.  PATENT LICENSES
         ---------------

   COUNTRY OR                            EFFECTIVE      EXPIRATION      SUBJECT
    TERRITORY   LICENSOR   LICENSEE        DATE            DATE          MATTER
    ---------   --------   --------        ----            ----          ------



                                   EXHIBIT A

                                                                       EXHIBIT B
                                       to Borrower Pledge and Security Agreement

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT, dated as of _________ __, 200_ (this "SECURITY AGREEMENT"), is made by AMERICAN ACHIEVEMENT CORPORATION (formerly known as Commemorative Brands Holding Corp.) (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor (as the Borrower), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Co0mmitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "TRADEMARK COLLATERAL"):

                    (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in ITEM A of SCHEDULE I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "TRADEMARK");

                    all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSE (a), and to the extent applicable CLAUSE (b);

                    the right to sue third parties for past, present and future infringements of any Trademark Collateral described in CLAUSE (a) and, to the extent applicable, CLAUSE (b); and

                    all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF LIENS. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of CLAUSE
(i)) or (B) all Trademark Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent

                                   EXHIBIT B
hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 7. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   AMERICAN ACHIEVEMENT CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT B

                                                                      SCHEDULE I
                                                 to Trademark Security Agreement

Item A.  TRADEMARKS
         ----------

                       REGISTERED TRADEMARKS
                       ---------------------

   COUNTRY     TRADEMARK       REGISTRATION NO.      REGISTRATION DATE
   -------     ---------       ----------------      -----------------


                    PENDING TRADEMARK APPLICATIONS
                    ------------------------------

   COUNTRY     TRADEMARK       SERIAL NO.            FILING DATE
   -------     ---------       ----------            -----------


                        TRADEMARK APPLICATIONS IN PREPARATION
                        -------------------------------------

                                                     EXPECTED         PRODUCTS/
   COUNTRY     TRADEMARK       DOCKET NO.            FILING DATE      SERVICES
   -------     ---------       ----------            -----------      --------


Item B.  TRADEMARK LICENSES
         ------------------

   COUNTRY                                             EFFECTIVE     EXPIRATION
   TERRITORY   TRADEMARK       LICENSOR    LICENSEE      DATE           DATE
   ---------   ---------       --------    --------      ----           ----


                                                                       EXHIBIT C
                                       to Borrower Pledge and Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT, dated as of ________ __, 200__ (this "SECURITY AGREEMENT"), is made by AMERICAN ACHIEVEMENT CORPORATION (formerly known as Commemorative Brands Holding Corp.) (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor (as the Borrower), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

          GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

          "COPYRIGHT COLLATERAL" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE I attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

               SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

               RELEASE OF LIENS. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of CLAUSE
(i)) or (B) all Copyright Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

               ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

               LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

               COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                    EXHIBIT C

                                    * * * * *

                                    EXHIBIT C

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                   AMERICAN ACHIEVEMENT CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NOVA SCOTIA,
                                    as Administrative Agent

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT C

                                                                      SCHEDULE I
                                                 to Copyright Security Agreement

Item A. COPYRIGHTS/MASK WORKS
        ---------------------

                        REGISTERED COPYRIGHTS/MASK WORKS
                        --------------------------------

   COUNTRY     REGISTRATION NO.    REGISTRATION DATE      AUTHOR(S)       TITLE
   -------     ----------------    -----------------      ---------       -----


               COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS
               -----------------------------------------------------

   COUNTRY        SERIAL NO.          FILING DATE         AUTHOR(S)       TITLE
   -------        ----------          -----------         ---------       -----


            COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION
            ------------------------------------------------------------

                                       EXPECTED
   COUNTRY        DOCKET NO.          FILING DATE         AUTHOR(S)       TITLE
   -------        ----------          -----------         ---------       -----



Item B. COPYRIGHT/MASK WORK LICENSES
        ----------------------------


   COUNTRY OR                                 EFFECTIVE      EXPIRATION
   TERRITORY      LICENSOR        LICENSEE      DATE            DATE
   ---------      --------        --------      ----            ----
